FORM 8-K

                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 9, 2004

                            Micropac Industries, Inc.
                            -------------------------
             (exact name of registrant as specified in its charter)

   Delaware                          0-5109                         75-1225149
--------------------------------------------------------------------------------
(State or other             (Commission File Number)              (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                    Number)


                       905 E. Walnut, Garland, Texas 75040
                       -----------------------------------
                    (address of principal executive offices)

Registrant's telephone number, including area code: (972) 272-3571


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.02   Corporate Governance and Management

         At a Board of Directors meeting held on May 11, 2004, the Board of Directors unanimously elected Mr. Nicholas Nadolsky as a Member and Chairman of the Board, to serve in such positions until the next annual meeting of shareholders or until his earlier death, resignation or removal from office. There is no employment agreement between Mr. Nadolsky and the Company. Since 1980, the Company has leased a 4800 square foot building from Mr. Nadolsky, at a current annual rental of $39,600.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       MICROPAC INDUSTRIES, INC.



DATE:  June 9, 2004                                     /s/ Connie Wood
                                                       -------------------------
                                                       Connie Wood
                                                       President